UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

236 Fifth Avenue, Suite 400

New York, NY 10001

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Capital Market
Series A Cumulative Perpetual Preferred Stock, $0.0001 per share	LFMDP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective September 1, 2022, Friedman LLP (“Friedman”), which served as the independent registered public accounting firm of LifeMD, Inc. (the “Company”) since 2020, combined with Marcum LLP (“Marcum”). Following the combination, Friedman continued to operate as an independent registered public accounting firm and wholly-owned subsidiary of Marcum.

On September 8, 2022, effective immediately, the Audit Committee of the Company approved the dismissal of Friedman and the engagement of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Friedman’s reports regarding the Company’s financial statements for the years ended December 31, 2021 and December 31, 2020 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the interim period from the end of the most recently completed year through September 8, 2022, the date of Friedman’s resignation, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to such disagreement in its report.

The Company provided Friedman with a copy of the foregoing disclosures and requested that Friedman furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Friedman’s letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

16.1	Letter from Friedman LLP, to the Securities and Exchange Commission, dated September 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated: September 14, 2022	By:	/s/ Marc Benathen
Marc Benathen
Chief Financial Officer